DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q1 2022 – Earnings Conference Call Supplemental Materials April 27, 2022 – based on financial results as of March 31, 2022 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Forward Looking Statements

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q1-22 Conference Call 3 Strong orders and deliveries support market momentum; book-to-bill ratio of 2.0x FLRD at positive 2.4%; utilization up to 96.5% Continue to manage supply chain and labor headwinds Maintaining EPS guidance and expect improvement in the second half of the year

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 4 Rail Traffic is Improving (1) Railcars are Coming out of Storage (2) Fleet Utilization at Pre-Pandemic Level Railcar Orders Up Year-over-Year Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 90% 95% 100% (20)% (10)% —% 10% Orders Deliveries Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 0 2,000 4,000 6,000 See appendix for footnotes 2019 2020 2021 2022 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan- 20 Apr- 20 Jul- 20 Oct- 20 Jan- 21 Apr- 21 Jul- 21 Oct- 21 Jan- 22 Apr- 22 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Q1-22 Financial Results Summary – Year over Year 5 Q1-22 Revenue $473M Q1-22 Cash Flow, Continuing Ops $29M Q1-22 EPS, Adjusted* $0.03 Q1-22 Free Cash Flow* $48M * See appendix for reconciliation of non-GAAP measures $+0.02 +43% -59% -47%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 6 Rail Products Segment Revenue Drivers ◦ Quarterly revenue down sequentially, mainly due to timing of deliveries but reflects substantial growth year over year Rail Products Margin Performance Drivers ◦ Margins remain challenged by delivery of orders taken at the bottom of the cycle and increased labor spend ▪ Operating margin of 0.2% favorably impacted by $6.4M in insurance recoveries in the quarter ▪ Segment margin includes gains from insurance recoveries in Q3 2021, Q4 2021, and Q1 2022 Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 $— $150 $300 $450 (4)% (2)% —% 2% 4% Leasing Segment Revenue Drivers ◦ Improved utilization on a slightly smaller fleet size ◦ Renewal success rate of 76% ◦ FLRD improved to positive 2.4% Leasing Margin Performance Drivers ◦ Higher fleet operating costs and maintenance expense ◦ Accelerated depreciation for sustainable railcar conversions

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 7 Expect to close TRL-2022 on April 28th, a $245 million ABS transaction collateralized with existing railcar assets LTV(1) of 63.8% Balance Sheet Optimization 1,275 sustainable railcar conversions in backlog Sustainable Railcar Conversion Program earned the Waste Minimization, Reuse and Recycling Award from the American Chemistry Council New Products & Services Initiatives Continued focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Updated CSR Report issued Completion of first formal materiality assessment to drive forward ESG strategy Business Optimization Renewal success rate of 76% Fleet utilization of 96.5% at pre-pandemic levels Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q1-22* LT Goal 9.6% 4.8% Mid-Teen Pre-Tax ROE Goal

Strong Performance Trends and Key Highlights

Q1 2022 Financial Summary:

Income Statement:

- Total revenues of $473M reflect higher external railcar deliveries year-over-year
- Earnings from continuing operations of $0.09
    - Adjusted EPS of $0.03*
- Benefited from a $10.5M lease portfolio sale

Year-to-date Cash Flow:

- Cash flow from continuing operations of $29M
- Investment of $85M in leasing capex
- Investment of $2M in manufacturing and general capex
- Free cash flow after investments and dividends of $48M*
- Shareholder returns of $19M through dividends paid

Revenue Reflects Improving Market Dynamics



$500
$250
$—
$0.20
$0.10
$—
(in millions)
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Leasing
Rail Products
Adj EPS, Cont Ops (Diluted) *

Management Focus on Maximizing Cash Flow Generation



$300
$200
$100
$—
(in millions)
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Cash Flow from Cont Ops
Free Cash Flow *

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS *for* THE GOOD *of* ALL ///

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DELIVERING GOODS for THE GOOD of ALL /// 9 Unencumbered Railcars $771M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 63.8% for the wholly-owned lease portfolio as of Q1-22(2) CAPITAL LEVERS Recourse Debt $449M @ 4.3%(1) Non-recourse Debt $4.8B @ ~2.9%(1) • Low-cost funds • Flexible term structures • No maturities until 2023 DEBT STRUCTURE Cash & Equivalents $143M Revolver Availability $192M Warehouse Availability $383M LIQUIDITY Solid Liquidity of $718M(1) Attractive Debt Structures Conservative Capitalization See appendix for footnotes Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 10 C ap it al A llo ca ti on FY 2022 Summary Detail Industry Deliveries 40K – 50K railcars Does not include sustainable railcar conversions; expect Trinity to maintain historic market share Net Fleet Investment $450M — $550M Assumes meaningful secondary market purchases Manufacturing and General Capital Expenditures $35M – $45M Investments in safety, efficiency, and automation EPS from Continuing Operations $0.85 – $1.05 Excludes gains on insurance recoveries and other items outside of our normal business operations Expect results to improve in the second half of the year Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q1-22 Conference Call 11 Strong orders and deliveries support market momentum; book-to-bill ratio of 2.0x FLRD at positive 2.4%, utilization up to 96.5% Continue to manage supply chain and labor headwinds Maintaining EPS guidance and expect improvement in the second half of the year

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q1-22 Earnings Conference Call 12 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 13 Three Months Ended March 31, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Interest expense, net (2) Adjusted Operating profit $ 54.8 $ (6.4) $ — $ 48.4 Income (loss) from continuing operations before income taxes $ 12.9 $ (6.4) $ (0.3) $ 6.2 Provision (benefit) for income taxes $ 3.0 $ (1.6) $ (0.1) $ 1.3 Income (loss) from continuing operations $ 9.9 $ (4.8) $ (0.2) $ 4.9 Net income (loss) from continuing operations attributable to Trinity Industries, Inc. $ 7.3 $ (4.8) $ (0.2) $ 2.3 Diluted weighted average shares outstanding 85.5 85.5 Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.09 $ 0.03 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, interest expense, net, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

Reconciliation: *Walking FCF Beyond Lease Investment*

(in millions)

	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22
Net cash provided by operating activities – continuing operations	$ 69.3	$ 255.6	$ 93.9	$ 196.8	$ 28.5
Proceeds from lease portfolio sales	17.3	71.5	315.7	49.8	71.1
Adjusted Net Cash Provided by Operating Activities	86.6	327.1	409.6	246.6	99.6
Capital expenditures – manufacturing and other	(7.4)	(6.9)	(2.6)	(6.7)	(2.3)
Dividends paid to common shareholders	(23.2)	(24.2)	(21.1)	(20.0)	(19.1)
Free Cash Flow (before Capital expenditures – leasing)	56.0	296.0	385.9	219.9	78.2
Equity CapEx for leased railcars (*from table below*)	34.5	(34.7)	(226.8)	(191.9)	(30.4)
Total Free Cash Flow After Investments and Dividends	**$ 90.5**	**$ 261.3**	**$ 159.1**	**$ 28.0**	**$ 47.8**

	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22
Capital expenditures – leasing	$ 107.9	$ 143.8	$ 112.2	$ 183.3	$ 84.6
Less:					
Payments to retire debt	(185.3)	(1,739.9)	(331.6)	(59.0)	(73.0)
Proceeds from issuance of debt	327.7	1,849.0	217.0	50.4	127.2
Net proceeds from (repayments of) debt	142.4	109.1	(114.6)	(8.6)	54.2
Equity CapEx for leased railcars	$ (34.5)	$ 34.7	$ 226.8	$ 191.9	$ 30.4

Total Free Cash Flow After Investments and Dividends ("Free Cash Flow") is a non-GAAP financial measure. Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt.

We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 14

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 15 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (5) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (6) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, restructuring activities, interest expense, net, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM March 31, 2022 December 31, 2021 December 31, 2020 ($ in millions) Numerator: Income (loss) from continuing operations $ 54.2 $ 39.3 $ (250.5) Provision (benefit) for income taxes 14.9 15.9 (274.1) Income (loss) from continuing operations before income taxes 69.1 55.2 (524.6) Net (income) loss attributable to noncontrolling interest (4.4) 0.2 78.9 Adjustments: Gains on dispositions of property – other (1) (14.2) (7.8) — Impairment of long-lived assets – controlling interest (2) — — 315.1 Restructuring activities, net (3.4) (3.7) 10.9 Loss on extinguishment of debt – controlling interest (3) 4.6 4.6 5.0 Interest expense, net (4) (0.3) — — Pension plan settlement (1.8) (0.6) 151.5 Adjusted Profit Before Tax $ 49.6 $ 47.9 $ 36.8 Denominator: Total stockholders' equity $ 1,295.6 $ 1,296.8 $ 2,016.0 Noncontrolling interest (263.6) (267.0) (277.2) Accumulated other comprehensive (income) loss (0.1) 17.0 30.9 Adjusted Stockholders' Equity $ 1,031.9 $ 1,046.8 $ 1,769.7 Average total stockholders' equity $ 1,296.2 $ 1,656.4 $ 2,197.5 Return on Equity (5) 4.2% 2.4% (11.4) % Average Adjusted Stockholders' Equity $ 1,039.4 $ 1,408.3 $ 1,976.5 Pre-Tax Return on Equity (6) 4.8% 3.4% 1.9%

Footnotes and Reconciliations

Slide 4 - Rail Market Update and Commercial Overview
(1) Association of American Railroads (AAR) Weekly Railcar Loadings
(2) AAR Rail Time Indicators – April 1, 2022
(3) Future Lease Rate Differential (FLRD) calculates the implied change in revenue for railcar leases expiring over the next four quarters, assuming they were renewed at the most recent quarterly transacted lease rates for each railcar type.

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

Slide 6 - Trinity Business Segment Performance Trends
(1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under "Leasing and management" within the Railcar Leasing and Management Services Group.

Slide 7 - Executing on Strategic Initiatives to Improve Pre-Tax ROE
(1) Includes corporate revolving credit facility as part of the short-term financing structure

Slide 8 - Strong Performance Trends and Key Highlights
Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share):

- Reported Q1-21 GAAP EPS was $(0.03); Adjusted EPS excludes an income tax expense adjustment of $0.03 related to prior year carryback claims as permitted under recent tax legislation and $0.01 related to the pension plan settlement.
- Reported Q2-21 GAAP EPS was $0.05; Adjusted EPS excludes $0.03 related to the loss on extinguishment of high coupon debt.
- Reported Q3-21 GAAP EPS was $0.22; Adjusted EPS excludes $0.04 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
- Reported Q4-21 GAAP EPS was $0.16; Adjusted EPS excludes $0.03 related to the pension plan settlement refund, $0.02 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021, $0.02 related to restructuring activities, and $0.01 related to prior year carryback claims as permitted under recent tax legislation.
- Reported Q1-22 GAAP EPS was $0.09; Adjusted EPS excludes $0.06 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.

Slide 9 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation
(1) Balances and blended average interest rate as of March 31, 2022
(2) Includes corporate revolving credit facility as part of the short-term financing structure

TRINITY INDUSTRIES
DELIVERING GOODS for THE GOOD of ALL /// 16